BUSINESS ACQUISITIONS	12 Months Ended
Dec. 28, 2025
Business Combinations1 [Abstract]
BUSINESS ACQUISITIONS	BUSINESS ACQUISITIONS:
On December 1, 2025, the Company acquired 100% of the common shares of HanesBrands Inc ("Hanes") for a total purchase price of $2.3 billion. These consolidated financial statements include the results of Hanes as a consolidated subsidiary from December 1, 2025. Hanes is a global apparel company recognized for producing everyday clothing that emphasizes comfort, quality, and value. Its portfolio includes several iconic brands such as Hanes, the leading basic apparel brand in the U.S. The acquisition will allow the Company to expand scale and enhance its competitive position in the basic apparel market.

The Company accounted for this acquisition using the acquisition method in accordance with IFRS 3, Business Combinations. The Company determined the fair value of the assets acquired and liabilities assumed based on management's preliminary best estimate of their fair values and taking into account all relevant information available at that time. The identifiable assets acquired, and liabilities assumed were measured at their provisional fair values at the acquisition date, with certain exceptions, including but not limited to income taxes, certain contingent liabilities and contract liabilities. Due to the proximity of the acquisition to the Company’s year end, the accounting for the acquisition of Hanes remains preliminary as at December 28, 2025, as the Company continues to validate the provisional fair values assigned to acquired assets and assumed liabilities. This validation will be completed during the measurement period as additional information is obtained about facts and circumstances as of the acquisition date that will assist in the determination of the fair values of these assets and liabilities. The Company expects to finalize the fair value of the net assets acquired and liabilities assumed by the one year anniversary at the latest.

Goodwill is attributable primarily to the Hanes assembled workforce, business processes and the synergies expected to be achieved from integrating Hanes into the Company’s existing business, which were not recorded separately since they did not meet the recognition criteria for identifiable intangible assets. Goodwill recorded in connection with this acquisition is not deductible for tax purposes.

The provisional fair values of the intangible assets were determined using the multi-period excess earnings method for the customer relationships, and the relief from royalty method for the trademarks. The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets. Management’s determination of the provisional fair value of the above assets acquired involved estimates and assumptions. The significant assumptions used to determine the provisional fair value of the customer relationships were forecasted revenues, annual customer attrition rate, forecasted earnings before interest, tax, depreciation, and amortization ("EBITDA") margins, and discount rate. The relief-from-royalty method considers the discounted estimated royalty payments that are expected to be avoided as a result of the trademarks being owned. The significant assumptions used to determine the provisional fair values of the trademarks were forecasted revenue attributable to the trademarks, trademark royalty rates, long term growth rate and discount rate.

The provisional fair values of the property, plant and equipment were determined using valuation techniques including, but not limited to, the cost, market comparison or income approaches as deemed appropriate based on the nature of the asset. The significant assumptions used to determine the provisional fair value of the property, plant and equipment included, but were not limited to, market prices for comparable assets, indexation rates, utilization of the plant and physical, functional or economic obsolescence as deemed necessary.

The right-of-use asset has been measured at the acquisition date at the same amount as the lease liability, adjusted to reflect favourable or unfavourable terms of the lease when compared with market terms at that date.

The fair value of work in progress and finished goods inventories is determined based on estimated selling price in the ordinary course of business less the estimated costs of completion and sale, and a reasonable profit margin based on the effort required to complete and sell the inventories.

The HAA assets held for sale less liabilities held for sale (HAA net assets held for sale) in the amount of $600 million have been measured at fair value less cost to sell using the market approach. The significant assumptions used to determine the provisional fair value less cost to sell of HAA net assets held for sale were normalized last-twelve month ("LTM") EBITDA and LTM EBITDA multiple.

Measurement uncertainty exists at December 28, 2025 with respect to, but not limited to, working capital balances, property, plant and equipment, intangible assets, net assets held for sale, pensions and other benefit liabilities and deferred income taxes.
5. BUSINESS ACQUISITIONS (continued):

The preliminary determination of the fair value of assets acquired and liabilities assumed arising from the acquisition are as follows:

Assets acquired:
Trade accounts receivable(1)	$316,008
Income taxes receivable	18,303
Inventories	1,131,093
Prepaid expenses, deposits and other current assets	59,421
Assets held for sale	941,203
Property, plant and equipment	310,969
Right-of-use assets	138,471
Other non-current assets	59,924
Deferred income taxes	2,517
Intangible assets(2)	2,780,494
$5,758,403

Liabilities assumed:
Accounts payable and accrued liabilities	$612,644
Income taxes payable	60,667
Current portion of lease obligations	31,422
Current portion of long-term debt(3)	136,047
Liabilities held for sale	372,520
Lease obligations	168,191
Long-term debt(3)	2,334,759
Employee benefit obligations	76,461
Other non current liabilities	16,679
Deferred income taxes	379,154
$4,188,544

Goodwill	597,171
Net assets acquired at fair value	$2,167,030

Cash consideration paid at closing, net of cash acquired	122,717
Issuance of common stock	2,014,571
Equity Awards	29,742
$2,167,030
(1) The trade accounts receivable comprise gross contractual amounts due of $322.7 million, of which $6.7 million was expected to be uncollectible at the date of acquisition.
(2) The intangible assets acquired are comprised of trademarks in the amount of $1,971 million (including $1.6 billion for the Hanes brand), which are not being amortized as they are considered to be indefinite life intangible assets, customer relationships in the amount of $799 million, which are being amortized on a straight line basis over their estimated useful lives of 20 years, and computer software of $10 million which are being amortized on a straight line basis over their estimated useful lives of 4-7 years.
(3) Immediately following closing of the acquisition, the assumed debts (a) Hanes senior credit facility of $228.7 million (b) Hanes 9.00% senior notes due 2031 of $633.7 million including a breakage fee of $31.8 million (c) Hanes US Term loans of $1,493.4 million and (d) amounts outstanding under Hanes accounts receivable securitization facility of $115.0 million due in 2026 were fully repaid.
5. BUSINESS ACQUISITIONS (continued):

The cash consideration paid at closing of $122.7 million (net of cash acquired of $160.3 million) was based on $0.80 per share for the 353.8 million shares of Hanes common stock outstanding on December 1, 2025. The non-cash share consideration of $2,014.6 million, was based on 0.102 Gildan Common Shares being issued for each of the 353.8 million shares of Hanes common stock outstanding as of December 1, 2025, multiplied by $55.82, which is the closing share price of the Gildan common shares on the NYSE on November 28, 2025. The consideration for the business combination includes $29.7 million transferred to employees of Hanes when the acquiree's awards were substituted by the replacement awards, which relates to past service. The value of the replacement awards is $57.1 million, the balance of $27.3 million will be recognized as post-acquisition compensation cost (refer to note 17 Share-based compensation and note 19 Restructuring and acquisition-related costs for additional information).

The consolidated results of the Company for fiscal 2025 include net sales of $217 million and net loss of $17 million relating to Hanes’ results of operations since the date of acquisition. The net loss includes the impact of severance costs and the impact of the inventory fair value step-up recorded as part of the purchase price allocation. If the acquisition of Hanes was accounted for as if it had occurred at the beginning of the Company’s fiscal year, the Company’s consolidated net sales and net earnings on a proforma basis for the fiscal year ended December 28, 2025 would have been approximately $6.2 billion and $650 million, respectively. These proforma figures have been estimated based on the results of Hanes’ operations prior to being purchased by the Company, as if the acquisition occurred on December 30, 2024 and include the impact for the year of: the purchase price allocation including fair value adjustments determined provisionally, including the recognition of the inventory fair value step-up charge, financing transaction related adjustments (issuance of bonds and term loans as disclosed in note 12, and the repayment of Hanes debt), and the impact of reduced compensation and director fees from post-acquisition severance, and should not be viewed as indicative of the Company’s future results.